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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)             December 1, 2000



                           CONTANGO OIL & GAS COMPANY
             (Exact Name of Registrant as Specified in Its Charter)

         DELAWARE                   000-24971               95-4079863
(State or other jurisdiction       (Commission            (IRS Employer
     of incorporation)             File Number)         Identification No.)



                        3700 BUFFALO SPEEDWAY, SUITE 960
                              HOUSTON, TEXAS 77098
                    (Address of principal executive offices)

                                 (713) 960-1901
              (Registrant's telephone number, including area code)



                                       N/A
         (Former name or former address, if changed since last report.)


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ITEM 5.  OTHER EVENTS.

         On December 1, 2000, Contango Oil & Gas Company (the "Company") completed a change of the Company's state of incorporation from Nevada to Delaware (the "Reincorporation"). The Reincorporation, together with a two-for-one reverse stock split (the "Reverse Stock Split"), was approved by a stockholder vote at the Company's annual meeting of stockholders held November 20, 2000. With respect to the discussion below, the Company as incorporated in Nevada is referred to as "Contango-Nevada" and the Company as reincorporated in Delaware is referred to as "Contango-Delaware".

         The Reincorporation effects only a change in the legal domicile of the Company and certain other changes of a legal nature. There has been no change in the name, business, management, fiscal year, assets, liabilities or location of the principal office of the Company as a result of the Reincorporation. The directors who served on the Board of Contango-Nevada are now directors of Contango-Delaware.

         The Contango-Delaware Certificate of Incorporation (the "Delaware Charter") and Bylaws (the "Delaware Bylaws") are attached hereto as EXHIBIT 3.1 and EXHIBIT 3.2, respectively. The Reincorporation includes the implementation of certain provisions in the Delaware Charter and Delaware Bylaws, which alter the rights of Stockholders and the powers of management and which, in some cases, may diminish shareholder participation in important corporate decisions.

         The Reincorporation, including the Reverse Stock Split, was effected by merging Contango-Nevada into a new Delaware corporation that was a wholly-owned subsidiary of Contango-Nevada (the "Merger"). Upon completion of the Merger, Contango-Nevada, as a corporate entity, ceased to exist and Contango-Delaware, the new Delaware corporation, succeeded to the assets and assumed the liabilities of Contango-Nevada and continued to operate the business of the Company under its current name, Contango Oil & Gas Company. The Reverse Stock Split was a function of the Merger of Contango-Nevada into Contango-Delaware and was consummated in accordance with the Agreement and Plan of Merger (the "Merger Agreement") attached hereto as EXHIBIT 3.3.

         As provided by the Merger Agreement, each of the holders of Contango-Nevada's common stock, par value $0.04 per share ("Contango-Nevada Common Stock"), will receive one validly issued, fully paid and non-assessable share of Contango-Delaware common stock, par value $0.04 per share ("Contango-Delaware Common Stock"), for every two shares of Contango-Nevada Common Stock that they hold.

         Holders of Contango-Nevada's Series A senior convertible cumulative preferred Stock, par value $0.04 per share ("Contango-Nevada Series A Preferred Stock"), and the holders of Contango-Nevada's Series B senior convertible cumulative preferred stock, par value $0.04 per share ("Contango-Nevada Series B Preferred Stock" and together with Contango-Nevada Series A Preferred Stock, the "Contango-Nevada Preferred Stock"), will receive one share of the corresponding series of preferred stock of Contango-Delaware for each share of Contango-Nevada Preferred Stock that they hold. The authorized shares of preferred stock of Contango-Delaware includes 5,000 shares designated as Series A senior convertible cumulative preferred stock, par value $0.04 per share (the "Contango-Delaware Series A Preferred Stock") and 10,000 Series B senior convertible cumulative preferred stock, par value $0.04 per share (the "Contango-Delaware Series B Preferred Stock" and together with the Contango-Delaware Series A Preferred Stock, the "Contango-Delaware Preferred Stock"). The holders of Contango-Delaware Series A Preferred Stock and Contango-Delaware Series B Preferred Stock have substantially identical


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rights and privileges to the holders of Contango-Nevada Series A Preferred Stock and Contango-Nevada Series B Preferred Stock as set forth in their respective Certificates of Designations, Preferences, and Relative Rights and Limitations (the "Certificates of Designations"), attached hereto as EXHIBIT 4.1 and EXHIBIT 4.2, respectively; except, that, as a result of the Reverse Stock Split, each share of Contango-Delaware Preferred Stock is convertible, at an adjusted conversion price, into one-half of the number of shares of Common Stock that would have been received before the Merger.

         All other warrants, employee benefit, stock option and employee stock purchase plans of Contango-Nevada have been assumed and continued by Contango-Delaware, and each option or right issued by such plans will automatically be converted into an option or right to purchase one-half of a share of Contango-Delaware Common Stock for each share of Contango-Nevada Common Stock that would have been available for purchase under such plans, upon the same terms and subject to the same conditions (subject to an adjustment of the exercise price to reflect the Reverse Stock Split).

         A copy of the press release issued by Contango-Delaware on December 1, 2000 concerning the Reverse Stock Split is attached hereto as EXHIBIT 99.1 and is incorporated herein by reference.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(C)      EXHIBITS

         The following is a list of exhibits filed as part of this Form 8-K. Where so indicated by footnote, exhibits, which were previously filed, are incorporated by reference.

EXHIBIT NO.                       DESCRIPTION OF DOCUMENT
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   3.1        Certificate of Incorporation of Contango Oil & Gas Company, a
              Delaware corporation.
   3.2        Bylaws of Contango Oil & Gas Company, a Delaware corporation.
   3.3 Agreement and Plan of Merger of Contango Oil & Gas Company, a Delaware corporation, and Contango Oil & Gas Company, a Nevada corporation.
   4.1 Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Senior Convertible Cumulative Preferred Stock of Contango Oil & Gas Company, a Delaware corporation.
   4.2 Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series B Senior Convertible Cumulative Preferred Stock of Contango Oil & Gas Company, a Delaware corporation.
  99.1        Press Release issued December 1, 2000.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           CONTANGO OIL & GAS COMPANY


Date:  December 15, 2000              By:  /s/ KENNETH R. PEAK
                                           -------------------------------------
                                           Kenneth R. Peak
                                           President and Chief Executive Officer


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EXHIBIT INDEX

EXHIBIT NO.                       DESCRIPTION OF DOCUMENT
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    3.1       Certificate of Incorporation of Contango Oil & Gas Company, a
              Delaware corporation.
    3.2       Bylaws of Contango Oil & Gas Company, a Delaware corporation.
    3.3 Agreement and Plan of Merger of Contango Oil & Gas Company, a Delaware corporation, and Contango Oil & Gas Company, a Nevada corporation.
    4.1 Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series A Senior Convertible Cumulative Preferred Stock of Contango Oil & Gas Company, a Delaware corporation.
    4.2 Certificate of Designations, Preferences, and Relative Rights and Limitations of the Series B Senior Convertible Cumulative Preferred Stock of Contango Oil & Gas Company, a Delaware corporation.
    99.1      Press Release issued December 1, 2000.


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